INSTITUTIONAL DAILY ASSETS FUND

INSTITUTIONAL TREASURY ASSETS FUND
(Portfolios of BT Institutional Funds)

     Supplement to Private Offering Memorandums dated October 31, 1997 and April 30, 1998

Effective August 11, 1998, ICC Distributors, Inc. will replace Edgewood Services, Inc. ("Edgewood") as placement agent of the above-named investment companies. ICC Distributors, Inc. is a registered broker/dealer with principal offices at Two Portland Square, Portland, Maine 04101 and is not affiliated with Bankers Trust. Accordingly, references throughout each prospectus to Edgewood should be replaced with references to ICC Distributors, Inc. and its affiliates, respectively, as appropriate. However, affiliates of Edgewood may continue to perform certain fund administration duties, at Bankers Trust's expense.



                                  July 17, 1998















     EDGEWOOD SERVICES, INC.
     Placement Agent

     5800 CORPORATE DRIVE
     PITTSBURGH, PA 15237-5829
     (7/98)